Delaware Group Premium Fund
                              REIT Series

             Supplement to Prospectuses dated May 1, 2000


  Thomas J. Trotman and Damon J. Andres have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Trotman and Mr. Andres have been on the Series' investment management team since 1998.

  Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

  Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.